Exhibit 10.18

MARYLAND TECHNOLOGY DEVELOPMENT CENTER

LICENSE AGREEMENT

AMENDMENT 3

This addendum is made this          day of             , 2006, by and between MEDCO and Neogenix Oncology, Inc. (“Licensee”).

WHEREAS, MEDCO and Licensee have entered into a License Agreement dated April 28, 2004; Amendment 1 dated June 1, 2004 and Amendment #2 dated June 17, 2005;

WHEREAS, Licensee currently occupies office Labs #211 and #222, and office 317 in the Maryland Technology Development Center in Montgomery County, Maryland (the “Original Premises”);

WHEREAS Licensee wishes to extend its license agreement within the Maryland Technology Development Center and MEDCO is willing to provide for such expansion based on the terms provided for below;

NOW, THEREFORE, in consideration of the mutual covenants and agreements stated herein, the parties agree as follows:

1.	Notwithstanding anything contained in the License Agreement to the contrary, effective May 1, 2006 (the “Effective Date”), the Term of the License Agreement is herby extended for a period of One (1) year, commencing on May 1, 2006 and ending on April 30, 2007.

2.	The aggregate Monthly Payment, for all Premises currently occupied by licensee shall be as follows:

5/1/06 to 4/30/07	$4,212 + $3,630 = $7,842
5/1/07 to 4/30/08	$4,633 + $3,993 = $8,626

3.	All other provisions of the original License Agreement shall apply to this Amendment

This Amendment may be signed in counterparts.

FOR:	Maryland Economic	FOR:	Licensee
	Development Corporation		Neogenix Oncology, Inc.

BY:		BY:
Scheer Partners Management, Inc.
MTDC Manager

Date:	6/10/06	Date:	6-10-06

BY:	/s/ Robert C. Brennan
Robert C. Brennan
Executive Director, MEDCO

Date:	7/2/06